Exhibit 10(t)(3)

            THIS AMENDMENT NO. 1, dated as of January 29, 1999 (the "First Amendment") to the First Amended and Restated Registration Rights Agreement, dated as of March 17, 1995, as amended and restated as of June 1, 1998 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Amended and Restated Agreement"), among Playtex Products, Inc., a Delaware corporation (the "Company"), HWH Capital Partners, L.P., a Delaware limited partnership ("HWH"), HWH Valentine Partners, L.P., a Delaware limited partnership ("HWHV"), and HWH Surplus Valentine Partners, L.P. ("HSVP" and, together with HWH and HWHV, the "Purchasers").

            WHEREAS, the Amended and Restated Agreement provides for registration rights for certain shares of the Company's common stock, par value $0.01 ("Common Stock"), issued to the Purchasers;

            WHEREAS, on January 6, 1999, the Company entered into an asset purchase agreement (the "Asset Purchase Agreement") with Mondial Industries Limited Partnership, a Wisconsin limited partnership ("Mondial"), pursuant to which the Company, as partial consideration for the purchase of the assets of Mondial, has agreed to deliver to Mondial an aggregate of $50,000,000 principal amount of its 6% Convertible Subordinated Notes Due 2004 ("Subordinated Notes") which are convertible into shares of Common Stock and agreed to provide certain registration rights to Mondial as set forth in a registration rights agreement between Playtex and Mondial to be dated as of the Closing Date (as defined in the Asset Purchase Agreement);

            WHEREAS, the Company and the Purchasers are authorized to enter into this First Amendment;

            NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained in this First Amendment and for other good and valuable consideration, the receipt and sufficiency of which are herein acknowledged, the Company and the Purchasers hereby agree for the equal and the ratable benefit of all holders of the Registrable Securities as follows:

            1. Definitions. All capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Amended and Restated Agreement.

            2. Effect. This First Amendment amends and supplements the Amended and Restated Agreement and shall be a part and subject to all the terms thereof. Except as amended and supplemented hereby, the Amended and Restated Agreement shall continue in full force and effect.
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                                                                               2


            3. Amendments.

                  The Amended and Restated Agreement is hereby amended as follows:

                  (a) Section 3 of the Amended and Restated Agreement is amended by inserting the following text immediately after the definition of "Initiating Holder":

            "Mondial Agreement" means the Registration Rights Agreement dated as of January 29, 1999, between the Company and Mondial Industries Limited Partnership, as the same shall be amended, supplemented or otherwise modified from time to time.

                  (b) The definition of "Other Registration Rights Agreement" in
Section 3 of the Amended and Restated Agreement is amended by deleting the clause "and the Childs Agreement" from such definition and inserting the clause A, the Childs Agreement and the Mondial Agreement" in place of the deleted clause.

            4. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            5. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.
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            IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.


                                 PLAYTEX PRODUCTS, INC.

                                 By: /s/ Michael F. Goss
                                    --------------------------------
                                    Name:  Michael F. Goss
                                    Title: Executive Vice President
                                             Chief Financial Officer


                                 HWH CAPITAL PARTNERS, L.P.

                                 By:  HWH, L.P., its general partner
                                 By:  HWH Corporation, its general
                                      partner

                                 By: /s/ Douglas D. Wheat
                                    --------------------------------
                                    Name:  Douglas D. Wheat
                                    Title:


                                 HWH VALENTINE PARTNERS, L.P.

                                 By:  HWH Valentine, L.P., its general
                                      partner
                                 By:  HWH Valentine Incorporated, its
                                      general partner

                                 By: /s/ Douglas D. Wheat
                                    --------------------------------
                                    Name:  Douglas D. Wheat
                                    Title:


                                 HWH SURPLUS VALENTINE PARTNERS, L.P.

                                 By:  HWH Valentine, L.P., its general partner
                                 By:  HWH Valentine Incorporated, its general
                                        partner

                                 By: /s/ Douglas D. Wheat
                                    --------------------------------
                                    Name:  Douglas D. Wheat
                                    Title: